                                                                   EXHIBIT 99.12

                               LETTER OF TRANSMITTAL
                              AUTOTOTE CORPORATION

                               OFFER TO EXCHANGE
                                   ALL OF ITS
              12 1/2% SENIOR SUBORDINATED NOTES DUE 2010, SERIES B
                       FOR ANY AND ALL OF ITS OUTSTANDING
              12 1/2% SENIOR SUBORDINATED NOTES DUE 2010, SERIES A

               PURSUANT TO THE PROSPECTUS DATED DECEMBER __, 2000

--------------------------------------------------------------------------------
    THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
   [            ], 2001, UNLESS THE EXCHANGE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                              The Bank of New York

    BY HAND OR OVERNIGHT             FACSIMILE TRANSACTIONS:          BY REGISTERED OR CERTIFIED
         DELIVERY:                (ELIGIBLE INSTITUTIONS ONLY)                  MAIL:

    The Bank of New York                 (212) 815-5915                  The Bank of New York
     101 Barclay Street                    Attention:                     101 Barclay Street
        Floor 7 East                 TO CONFIRM BY TELEPHONE                 Floor 7 East
  New York, New York 10286          OR FOR INFORMATION CALL:           New York, New York 10286
         Attention:                     [(   )    -    ]                      Attention:
   Reorganization Section                                               Reorganization Section

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION TO A FACSIMILE
       NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID
         DELIVERY. THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING
       CERTIFICATES, IS AT THE RISK OF THE HOLDER. IF DELIVERY IS BY
            MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED,
              PROPERLY INSURED, IS RECOMMENDED. YOU SHOULD READ
                  THE INSTRUCTIONS ACCOMPANYING THIS LETTER
                     OF TRANSMITTAL CAREFULLY BEFORE YOU
                           COMPLETE THE LETTER OF
                                  TRANSMITTAL.

    The undersigned acknowledges that he or she has received the Prospectus,
dated December   , 2000 (as the same may be amended from time to time, the
"Prospectus"), of Autotote Corporation, a Delaware corporation (the "Company"), relating to the offer of the Company, upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal," which together with the Prospectus, any amendments or supplements thereto, and the instructions hereto, collectively constitute the "Exchange Offer"), to exchange $1,000 in principal amount of its 12 1/2% Senior Subordinated Notes due 2010, Series B (the "series B notes"), for each $1,000 in principal amount of its issued and outstanding
12 1/2% Senior Subordinated Notes due 2010, Series A (the "series A notes"). The term "Expiration Date" shall mean 5:00 p.m., New York City time, on
            , 2001, unless the Company extends the Exchange

Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended by the Company.

    The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

    This Letter of Transmittal is to be used if either (1) certificates representing series A Notes are to be physically delivered to the Exchange Agent herewith by Holders (as defined below), (2) tender of series A Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer--How to Tender Series A Notes for Exchange" in the Prospectus by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of series A notes or
(3) tender of series A notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." Delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent.

    DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH DTC's PROCEDURES WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

    The term "Holder" as used herein means any person in whose name series A notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder.

    All Holders of series A notes who wish to tender their series A notes must, prior to the Expiration Date: (1) complete, sign, date and deliver this Letter of Transmittal, or a manually signed facsimile thereof, to the Exchange Agent, in person or to the address set forth above; and (2) tender (and not withdraw) his or her series A notes or, if a tender of series A notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the instructions to this Letter of Transmittal. Holders of series A notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter of Transmittal to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their series A notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. (See Instruction 2.)

    Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the series A notes validly tendered and not withdrawn and the issuance of the series B notes will be made promptly following the Expiration Date. For the purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered series A notes when, as and if the Company has given written notice thereof to the Exchange Agent.

    THIS LETTER OF TRANSMITTAL AND ALL REQUIRED DOCUMENTS MUST BE RECEIVED, OR DTC'S PROCEDURES FOR BOOK-ENTRY TRANSFER MUST BE COMPLETED, BY 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to Autotote Corporation (the "Company") the principal amount of the series A notes indicated below.

    Subject to and effective upon the acceptance for exchange of the principal amount of series A notes tendered hereby in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the series A notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee and Registrar under the indenture, dated as of August 14, 2000, by and among the Company, the guarantors named therein (the "Guarantors"), and The Bank of New York as trustee, for the series A notes and the series B notes) with respect to the tendered series A notes with full power of substitution (such power of attorney being deemed an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (1) deliver certificates for such series A notes to the Company or transfer ownership of such series A notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (2) present such series A notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such series A notes, all in accordance with the terms of the Exchange Offer.

    The undersigned acknowledges that the Exchange Offer is being made in reliance upon certain no-action letters issued by the staff of the SEC to third parties in connection with transactions similar to the Exchange Offer, so that the series B notes issued pursuant to the Exchange Offer in exchange for the series A notes may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such series A notes directly from the Company for resale pursuant to Rule 144A, Regulation S or any other available exemption under the Securities Act of 1933, as amended (the "Securities Act") or a person that is an "affiliate" of the Company or any Guarantor within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such series B notes are acquired in the ordinary course of such holders' business and such holders are not participating, do not intend to participate and have no arrangement or understanding with any person to participate, in the distribution of such series B notes. See "The Exchange Offer--Transferability of the Series B Notes" in the Prospectus.

    The undersigned agrees that acceptance of any tendered series A notes by the Company and the issuance of series B notes in exchange therefor shall constitute performance in full by the Company and the Guarantors of their obligations under the Registration Rights Agreement, dated as August 14, 2000, among the initial purchasers (as defined in the Prospectus), the Company and the Guarantors and that, upon the issuance of the series B notes, the Company will have no further obligations or liabilities thereunder (except in certain limited circumstances).

    The undersigned represents and warrants that (1) the series B notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving series B notes (which shall be the undersigned unless otherwise indicated in the box entitled "Special Delivery Instructions" below) (the "Recipient"), (2) neither the undersigned nor the Recipient (if different) is engaged in, intends to engage in or has any arrangement or understanding with any person to participate in the distribution (as that term is interpreted by the SEC) of such series B notes, and (3) neither the undersigned nor the Recipient (if different) is an "affiliate" of the Company or any Guarantor as defined in Rule 405 under the Securities Act.

    If the undersigned is a broker-dealer, the undersigned further (1) represents that it acquired series A notes for the undersigned's own account as a result of market-making activities or other trading activities,
(2) represents that it has not entered into any arrangement or understanding with the Company or any "affiliate" of the Company (within the meaning of Rule 405 under the Securities Act) to distribute the series B notes to be received in the Exchange Offer and (3) acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act (for which purposes, the delivery of the Prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of series B notes received in the Exchange Offer. Such a broker-dealer will not be deemed, solely by reason of such acknowledgment and prospectus delivery, to admit that it is an "underwriter" within the meaning of the Securities Act.

    THE UNDERSIGNED UNDERSTANDS AND AGREES THAT THE COMPANY RESERVES THE RIGHT NOT TO ACCEPT TENDERED SERIES A NOTES FROM ANY TENDERING HOLDER IF THE COMPANY DETERMINES THAT SUCH ACCEPTANCE COULD RESULT IN A VIOLATION OF APPLICABLE SECURITIES LAWS.

    The undersigned understands and acknowledges that the Company reserves the right to purchase or make offers for any series A notes that remain outstanding after the Expiration Date or, as set forth in the Prospectus under the caption "The Exchange Offer--Conditions to the Exchange Offer," to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase series A notes during the pendency of the Exchange Offer in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

    The undersigned hereby represents and warrants that the undersigned accepts the terms and conditions of the Exchange Offer, has full power and authority to tender, exchange, sell, assign and transfer the series A notes tendered hereby and to acquire series B notes issuable upon the exchange of such tendered series A notes, and that, when the same are accepted for exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company in order to complete the exchange, assignment and transfer of ownership of such series A notes on the account books maintained by a book-entry transfer facility.

    The undersigned agrees that all authority conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death, incapacity or dissolution of the undersigned.

    The undersigned understands that tenders of the series A notes pursuant to any one of the procedures described under the caption "The Exchange Offer--How to Tender Series A Notes for Exchange" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned, the Company, the Guarantors and the Exchange Agent in accordance with the terms and subject to the conditions of the Exchange Offer.

    The undersigned understands that by tendering series A notes pursuant to one of the procedures described in the Prospectus and the instructions hereto, the tendering holder will be deemed to have waived the right to receive any payment in respect of interest on the series A notes accrued up to the date of issuance of the series B notes.

    The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept the exchange of any of the series A notes tendered. Series A notes not accepted for exchange or withdrawn will be returned to the undersigned (except as noted below with respect to tenders through DTC) at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" below.

    By acceptance of the Exchange Offer, each broker-dealer that receives series B notes pursuant to the Exchange Offer hereby acknowledges and agrees that upon the receipt of notice by the Company of the happening of any event that makes any statement in the Prospectus untrue in any material respect or that requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

    Unless otherwise indicated herein under "Special Registration Instructions" below, please issue the certificates representing the series B notes issued in exchange for the series A notes accepted for exchange and return any certificates for series A notes not tendered or not exchanged, in the name(s) of the undersigned (or, in either such event in the case of series A notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please send the certificates representing the series B notes issued in exchange for the series A notes accepted for exchange and any certificates for series A notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the series B notes issued in exchange for the series A notes accepted for exchange in the name(s) of, and return any certificates for series A notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligations pursuant to the "Special Registration Instructions" or "Special Delivery Instructions" to transfer any series A notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the series A notes so tendered.

    Holders who wish to tender their series A notes and (1) whose series A notes are not immediately available or (2) who cannot deliver their series A notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their series A notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of the Letter of Transmittal.

THE UNDERSIGNED BY COMPLETING THE BOX "DESCRIPTION OF SERIES A NOTES" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE SERIES A NOTES AND MADE CERTAIN REPRESENTATIONS DESCRIBED HEREIN AND IN THE EXCHANGE OFFER.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
             (SEE INSTRUCTIONS 1 AND 2 AND THE FOLLOWING PARAGRAPH)

      This Letter of Transmittal must be signed by the registered holder(s) as their name(s) appear on the certificates for the series A notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security listing as the owner of series A notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If series A notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (1) set forth his or her full title below and (2) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority to so act. (See Instruction 4).

  ____________________________________________________________________________

  ____________________________________________________________________________
                            SIGNATURE(S) OF OWNER(S)

  Dated: _____________, 200

                             (PLEASE TYPE OR PRINT)

   NAME(S) __________________________________________________________________

  Capacity ___________________________________________________________________

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   AREA CODE AND TELEPHONE NUMBER (   )______________________________________

   EMPLOYER IDENTIFICATION OR
   SOCIAL SECURITY NO(S).: __________________________________________________
                              (SEE INSTRUCTION 8)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 1)

  Signature(s) Guaranteed by
  an Eligible Institution:

  Authorized Signature: ______________________________________________________

  Printed Name: ______________________________________________________________

  Title: _____________________________________________________________________

  Name of Firm: ______________________________________________________________

  Address: ___________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number: ____________________________________________

  Dated: _____________, 200

  IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR SERIES A NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SUCH SERIES A NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR, IF GUARANTEED DELIVERY PROCEDURES ARE TO BE COMPLIED WITH, A NOTICE OF GUARANTEED DELIVERY, MUST BE, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

--------------------------------------------------------------------------------

    List below the series A notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule attached hereto. See Instruction 3. The minimum permitted tender is $1,000 principal amount of series A notes; all other tenders must be in integral multiples of $1,000.

------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF SERIES A NOTES
------------------------------------------------------------------------------------------------------
                     (I)                             (II)               (III)              (IV)
                                                                      AGGREGATE
     NAME(S) AND ADDRESS(S) OF HOLDER(S)          CERTIFICATE     PRINCIPAL AMOUNT   PRINCIPAL AMOUNT
         (PLEASE FILL IN, IF BLANK)                NUMBER(S)         REPRESENTED         TENDERED
------------------------------------------------------------------------------------------------------
                                                    --------------------------------------------

                                                    --------------------------------------------

                                                    --------------------------------------------

                                                    --------------------------------------------

------------------------------------------------------------------------------------------------------

                                               TOTAL..................................................

------------------------------------------------------------------------------------------------------
* Unless otherwise indicated in the column labeled "Principal Amount Tendered" and subject to the terms and conditions of the Exchange Offer, the undersigned will be deemed to have tendered the entire aggregate principal amount represented by the series A notes indicated in the column labeled
  "Aggregate Principal Amount Represented." See Instruction 5.

------------------------------------------------------------------------------------------------------

/ /  CHECK HERE IF TENDERED SERIES A NOTES ARE ENCLOSED HEREWITH.

/ /  CHECK HERE IF SERIES A NOTES ARE BEING DELIVERED BY DTC TO AN ACCOUNT
    MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution ______________________________________________

    Account Number _____________________________________________________________

    Transaction Code Number ____________________________________________________

HOLDERS WHOSE SERIES A NOTES ARE NOT IMMEDIATELY AVAILABLE OR WHO CANNOT DELIVER THEIR SERIES A NOTES AND ALL OTHER DOCUMENTS REQUIRED HEREBY TO THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE MAY TENDER THEIR SERIES A NOTES ACCORDING TO THE GUARANTEED DELIVERY PROCEDURES SET FORTH IN THE PROSPECTUS UNDER THE CAPTION "THE EXCHANGE OFFER--GUARANTEED DELIVERY PROCEDURES." (SEE INSTRUCTION 2.)

/ /  CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (See Instructions 1 and 2):

    Name(s) of Registered Holder(s): ___________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Name of Eligible Institution that Guaranteed Delivery: _____________________

    Transaction Code Number ____________________________________________________

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name: ______________________________________________________________________

    Address: ___________________________________________________________________

    If delivery of series A notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, then tenders of series A notes must be effected in accordance with the procedures mandated by DTC and the procedures set forth in the Prospectus under the caption "The Exchange Offer--Book-entry Transfer."

------------------------------------------------

                       SPECIAL REGISTRATION INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)

      To be completed ONLY if certificates for series A notes in a principal amount not exchanged and/or series B notes are to be registered in the name of or issued to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above.

  Issue and mail: (check appropriate box(es)):

  / /  series B notes to:

  / /  series A notes to:

  Name(s) ____________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

   __________________________________________________________________________
                                   (ZIP CODE)

   __________________________________________________________________________
               EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                         (COMPLETE THE SUBSTITUTE FORM W-9)

   ---------------------------------------------------------
   ---------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)

      To be completed ONLY if certificates for series A notes in a principal amount not exchanged and/or series B notes are to be sent to the person or persons whose signature(s) appear(s) on this Letter of Transmittal at an address other than that shown in the box entitled "Description of series A notes" on this Letter of Transmittal above, or to someone other than such person or persons.

  Mail and deliver: (check appropriate box(es)):

  / /  series B notes to:

  / /  series A notes to:

  Name(s) ____________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

   __________________________________________________________________________
                                   (ZIP CODE)

   __________________________________________________________________________
               EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                         (COMPLETE THE SUBSTITUTE FORM W-9)

------------------------------------------------------

    See Instruction 8 for a summary description for tax and other consequences for utilizing "Special Registration Instructions" or "Special Delivery Instructions."

                   TO BE COMPLETED BY ALL EXCHANGING HOLDERS
                              (SEE INSTRUCTION 8)

                       PAYER'S NAME: THE BANK OF NEW YORK

---------------------------------------------------------------------------------------------------------------
              SUBSTITUTE                     PART I--PLEASE                     Social Security Number
               FORM W-9                      PROVIDE YOUR TIN IN              OR ------------------------
      Department of the Treasury             THE BOX AT RIGHT (OR           Employer Identification Number
       Internal Revenue Service              CHECK THE BOX IN PART
                                             3 BELOW IF YOU DO NOT
                                             HAVE A TIN) AND
                                             CERTIFY BY SIGNING
                                             AND DATING BELOW
     Payer's Request for Taxpayer
      Identification Number (TIN)
---------------------------------------------------------------------------------------------------------------
 PART 2--CERTIFICATION--Under penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) any other information provided on this form is true and correct.

 CERTIFICATION INSTRUCTIONS--You must cross out clause (2) of Part 2 above, which would otherwise certify that you are not subject to backup withholding, if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out any portion of Part 2.
 --------------------------------------------------------------------------------------------------------------
                                                                        PART 3--
              SIGNATURE                      DATE , 200                 AWAITING TIN / /
 --------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY INTEREST PAYMENTS MADE TO YOU WITH RESPECT TO THE SERIES B NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
   I certify, under penalties of perjury, that a Taxpayer Identification
   Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty days, 31% of all reportable payments made to me thereafter will be withheld until I provide a Taxpayer Identification Number.
   SIGNATURE ___________________________  DATE __________________________ 200
   --------------------------------------------------------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder(s) of the series A notes tendered herewith and such holder(s) have not completed the box set forth herein entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" or (b) such series A notes are tendered for the account of a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"). (See Instruction 6.) Otherwise, all signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution. All signatures on bond powers and endorsements on certificates must also be guaranteed by an Eligible Institution.

     2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND SERIES A NOTES. Certificates for all physically delivered series A notes or confirmation of any book-entry transfer to the Exchange Agent at DTC of series A notes tendered by book-entry transfer, as well as, in each case (including cases where tender is affected by book-entry transfer), a properly completed and duly executed copy of this Letter of Transmittal or a manually signed facsimile hereof and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered series A notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and the delivery will be deemed made only when actually received by the Exchange Agent. If series A notes are sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No Letter of Transmittal or series A notes should be sent to the Company.

    The Exchange Agent will make a request to establish an account with respect to the series A notes at DTC for purposes of facilitating the Exchange Offer promptly after receipt of this Prospectus, and any financial institution that is a participant in DTC's system may make book-entry delivery of series A notes by causing DTC to transfer such series A notes into the Exchange Agent's DTC account in accordance with DTC's procedures for transfer. However, although delivery of series A notes may be effected through book-entry transfer at DTC, the Letter of Transmittal, with any required signature guarantees or an Agent's Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of the Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

    A Holder may tender series A notes that are held through DTC by transmitting its acceptance through DTC's Automatic Tender Offer Program, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent's Message to the Exchange Agent for its acceptance. The term "Agent's Message" means a message, transmitted by DTC and received by the Exchange Agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering the series A notes and that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal, and the Company may enforce such agreement against such participant.

    Holders who wish to tender their series A notes and (1) whose series A notes are not immediately available, or (2) who cannot deliver their series A notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis, must tender their series A notes according to the guaranteed delivery procedures set forth in the Prospectus. See "Exchange Offer X Guaranteed Delivery Procedures." Pursuant to such procedure: (1) such tender must be made by or through an Eligible Institution; (2) prior to the Expiration Date, the Exchange Agent must have received from the

Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, overnight courier, mail or hand delivery) setting forth the name and address of the Holder of the series A notes, the certificate number or numbers of such series A notes and the principal amount of series A notes tendered, stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, this Letter of Transmittal (or a manually signed facsimile hereof) together with the certificate(s) representing the series A notes to be tendered in proper form for transfer and all other documents required by this Letter of Transmittal, or Book-Entry Confirmation into the Exchange Agent's account at DTC of series A notes delivered electronically, will be deposited by the Eligible Institution with the Exchange Agent; and (3) such properly completed and executed Letter of Transmittal (or a manually signed facsimile hereof), and other documents required by this Letter of Transmittal and the certificate(s) representing all tendered series A notes in proper form for transfer (or a Book-Entry Confirmation of such series A notes into the Exchange Agent's account at DTC), must be received by the Exchange Agent within three business days after the Expiration Date, all in the manner provided in the Prospectus under the caption "The Exchange Offer And Guaranteed Delivery Procedures." Any Holder who wishes to tender his or her series A notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their series A notes according to the guaranteed delivery procedures set forth above.

    The Company will determine all questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered series A notes, and withdrawal of tendered series A notes. The Company's determination will be final and binding. All tendering holders, by execution of this Letter of Transmittal (or a manually signed facsimile thereof), shall waive any right to receive notice of the acceptance of the series A notes for exchange. The Company reserves the absolute right to reject any and all series A notes improperly tendered or any series A notes the Company's acceptance of which would, in the opinion of the Company or of counsel for the Company, be deemed unlawful. The Company also reserves the right to waive any defects or irregularities or conditions of tender as to particular series A notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of series A notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of series A notes, nor shall any of them incur any liability for failure to give such notification. Tenders of series A notes will not be deemed to have been made until such defects or irregularities have been cured to the Company's satisfaction or waived. Any series A notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders pursuant to the Company's determination, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date. The Exchange Agent has no fiduciary duties to the Holders with respect to the Exchange Offer and is acting solely on the basis of directions of the Company.

     3. INADEQUATE SPACE. If the space provided is inadequate, the certificate numbers and/or the number of series A notes should be listed on a separate signed schedule attached hereto.

     4. TENDER BY HOLDER. Only a Holder of series A notes may tender such series A notes in the Exchange Offer. Any beneficial owner of series A notes who is not the registered Holder and who wishes to tender should arrange with such registered Holder to execute and deliver this Letter of Transmittal on such beneficial owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his or her series A notes, either make appropriate arrangements to register ownership of the series A notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such series A notes.

     5. PARTIAL TENDERS; WITHDRAWALS. Tenders of series A notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any series A notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the box entitled "Description of series A notes" above. The entire principal amount of any series A notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all series A notes is not tendered, then series A notes for the principal amount of series A notes not tendered and a certificate or certification representing series B notes issued in exchange for any series A notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the "Special Delivery Instructions" box above on this Letter of Transmittal or unless tender is made through DTC, promptly after the series A notes are accepted for exchange.

    Except as otherwise provided herein, tenders of series A notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by delivery of a written or facsimile transmission notice of withdrawal to the Exchange Agent at its address set forth herein. Any such notice of withdrawal must (1) specify the name of the person having deposited the series A notes to be withdrawn (the "Depositor"), (2) identify the series A notes to be withdrawn (including the certificate number or numbers and principal amount of such series A notes, or, in the case of series A notes transferred by book-entry transfer, the name and number of the account at DTC to be credited), (3) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such series A notes were tendered (including any required signature guarantee) or be accompanied by documents of transfer sufficient to have the Registrar with respect to the series A notes register the transfer of such series A notes into the name of the person withdrawing the tender and (4) specify the name in which any such series A notes are to be registered, if different from that of the Depositor. The Company will determine all questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices the Company's determination shall be final and binding on all parties. Any series A notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no series B notes will be issued with respect to those series A notes unless they are validly retendered. Any series A notes which have been tendered but which are not accepted for exchange by the Company will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn series A notes may be retendered by following one of the procedures described in the Prospectus under "The Exchange Offer X How to Tender Series A Notes for Exchange" at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

     6. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal (or a manually signed facsimile hereof) is signed by the registered Holder(s) of the series A notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the series A note without alteration, enlargement or any change whatsoever.

    If any of the series A notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If a number of series A notes registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal as there are different registrations of series A notes.

    If this Letter of Transmittal (or a manually signed facsimile hereof) is signed by the registered Holder or Holders (which term, for the purposes described herein, shall include a book-entry transfer facility whose name appears on a security listing as the owner of the series A notes) of series A notes tendered and the certificate or certificates for series B notes issued in exchange therefor is to be issued (or any untendered principal amount of series A notes to be reissued) to the registered Holder, then such Holder need not and should not endorse any tendered series A notes, nor provide a separate bond power. In any other case, such Holder must either properly endorse the series A notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

    If this Letter of Transmittal (or a manually signed facsimile hereof) is signed by a person other than the registered Holder or Holders of any series A notes listed, such series A notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered Holder or Holders appears on the series A notes.

    If this Letter of Transmittal (or a manually signed facsimile hereof) or any series A notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

    Endorsements on series A notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

     7. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which series B notes or substitute series A notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     8. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9. If the Company is not provided with a Holder's correct taxpayer identification number, which, in the case of a Holder who is an individual, is the Holder's social security number, or if a Holder does not establish an exemption from backup withholding, interest on the series B notes acquired pursuant to the Exchange Offer may be subject to backup withholding in an amount equal to 31% of any interest payment. In addition, an exchanging Holder of series A notes may be subject to a penalty imposed by the IRS if such Holder does not provide its correct taxpayer identification number. If withholding occurs and results in an overpayment of taxes, a refund may be obtained from the IRS by filing a return.

    To prevent backup withholding, each exchanging Holder of series A notes subject to backup withholding must provide its correct taxpayer identification number by completing the Substitute Form W-9 provided in this Letter of Transmittal, certifying that the taxpayer identification number provided is correct (or that the exchanging Holder of series A notes is awaiting a taxpayer identification number) and that either (a) the exchanging Holder has not been notified by the IRS that it is subject to backup withholding as a result of failure to report all interest or dividends or (b) the IRS has notified the exchanging holder that it is no longer subject to backup withholding.

    Certain exchanging Holders of series A notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. An exempt holder (other than a foreign person) should certify, in accordance with the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, to such Holder's TIN and exempt status on the Substitute Form W-9 provided in this Letter of Transmittal and write "Exempt" below the Holder's TIN. Foreign persons should submit
Form W-8BEN, which is available from the Exchange Agent upon request.

     9. TRANSFER TAXES. Holders tendering pursuant to the Exchange Offer will not be obligated to pay brokerage commissions or fees or to pay transfer taxes with respect to their exchange under the Exchange Offer unless the box entitled "Special Registration Instructions" in this Letter of Transmittal has been completed, or unless the securities to be received upon exchange are to be issued to any person other than the Holder of the series A notes tendered for exchange. The Company will pay all other charges or expenses in connection with the exchange offer. If Holders tender series A notes for exchange and the exchange offer is not consummated, such series A notes will be returned to the Holders at the Company's expense.

    Except as provided in this Instruction 9, it will not be necessary for transfer tax stamps to be affixed to the series A notes specified in this Letter of Transmittal

    10. WAIVER OF CONDITIONS. The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any series A notes tendered.

    11. MUTILATED, LOST, STOLEN OR DESTROYED SERIES A NOTES. Any tendering Holder whose series A notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

    12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. The Bank of New York is the Exchange Agent. All tendered series A notes, executed Letters of Transmittal and other related documents should be directed to the Exchange Agent at the addresses or facsimile number set forth on the first page of this Letter of Transmittal. Questions and requests for assistance and requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents should be addressed to the Exchange Agent as follows:

                              The Bank of New York
                               101 Barclay Street
                                  Floor 7 East
                            New York, New York 10286
                           Attention: [            ]
                             Reorganization Section

                            FACSIMILE TRANSMISSION:
                        (For Eligible Institutions Only)
                                (212) 815-[    ]
               Attention: Corporate Trust Trustee Administration

                            To Confirm by Telephone
                            or for Information Call:
                                [(   )    -    ]